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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2004

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31315 (Commission File Number)	02-0556934 (IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

        On May 13, 2004, Regal Entertainment Group ("Regal") issued a press release announcing that, among other things, its board of directors had declared an extraordinary cash dividend to Regal's Class A and Class B common stockholders. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 5. Also attached as Exhibit 99.2 to this Current Report on Form 8-K is a notice of optional conversion rights that Regal provided to the holders of its 3 3/4% Convertible Senior Notes Due May 15, 2008 (the "Notes") issued under the Indenture, dated as of May 28, 2003, among Regal and U.S. Bank National Association, as trustee, which notice is incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2004, announcing, among other things, the extraordinary cash dividend.
99.2	Notice of optional conversion rights provided to holders of Regal Notes.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: May 14, 2004	By:	/s/ Amy E. Miles
	Name:	Amy E. Miles
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release, dated May 13, 2004, announcing, among other things, the extraordinary cash dividend.
99.2	Notice of optional conversion rights provided to holders of Regal Notes.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index